Exhibit 10.2

SUBSCRIPTION AGREEMENT

The Forsythe Group

6038 Rose Valley Drive

Charlotte, North Carolina  28210

Attn:

J. Stephen Chandler, President

Re:

Subscription to the Shares of Common Stock

Dear Mr. Chandler:

The undersigned investor ("Subscriber") hereby acknowledges receipt of the prospectus ("Prospectus"), dated February ___, 2006 of The Forsythe Group, a Nevada corporation ("TFG"), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.  The Subscriber agrees that this Agreement is subject to availability of shares and acceptance by TFG.

The Subscriber hereby subscribes for ____________ shares of TFG's common stock ("Common Stock") at $0.25 per share, for an aggregate purchase price of $____________. Enclosed is the Subscriber's check made payable to FirstCity Bank – The Forsythe Group Escrow Account, which will be forwarded by SoTech to the Escrow Agent.  The Subscriber may also elect to submit his subscription funds directly to the escrow account via wire transfer as provided in this Agreement.

The Subscriber hereby acknowledges that FirstCity Bank is acting solely as escrow holder in connection with the offering of Common Stock and makes no recommendation with respect thereto.  FirstCity Bank has made no investigation regarding the offering or any person or entity involved in the offering.

Wiring Instructions:

Accepted and Agreed:

ABA #________________________________

________________________________________

______________________________________

Signature of Subscriber

A/C__________________________________

f/f/c Trust account #______________________

________________________________________

Account Name:  The Forsythe Group Escrow Account

Print Full Name

Attn:__________________________________

________________________________________

Street Address

________________________________________

City, State, Zip

________________________________________

Area Code and Telephone Number

________________________________________

Social Security Number

Accepted and Agreed:

THE FORSYTHE GROUP

By:_____________________________________

Authorized Officer